BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 24, 2016

to the Prospectuses of each Fund, dated January 28, 2016 and March 25, 2016

Effective immediately, the subsection entitled “Details About the Funds — Information about Underlying Funds and ETFs — MULTI-ASSET FUND” of each Prospectus is renamed “Details About the Funds — Information about Underlying Funds and ETFs — MULTI-ASSET FUNDS” and is amended by adding the following underlying fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Total Emerging Markets Fund[1]

The investment objective of BlackRock Total Emerging Markets Fund (the “Fund”), a series of BlackRock FundsSM, is to seek total return.

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets. This is a non-fundamental policy of the Fund and may be changed with 60 days’ prior notice to shareholders. BlackRock considers an emerging market country to include any country that is: 1) generally recognized to be an emerging market country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets IndexSM. BlackRock determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: 1) the issuer’s primary trading market is in an emerging market; 2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; 3) the investment is included in an index representative of emerging markets; and 4) the investment is exposed to the economic risks and returns of emerging markets.

The Fund seeks to achieve its investment objective by investing in a broad range of asset classes, such as equity securities, fixed- and floating-rate debt instruments, derivatives, currency- and commodity-related instruments and structured products. The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset category from time to time. The Fund may invest in securities of companies of any market capitalization and may take both long and short positions in a variety of global instruments.

With respect to the Fund’s equity investments, the Fund may invest in common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. From time to time, the Fund may invest in shares of companies through initial public offerings. The Fund may invest in securities of both U.S. or non-U.S. issuers, which can be U.S. dollar based or non-U.S. dollar based and may be currency hedged or unhedged.

With respect to the Fund’s fixed income investments, the Fund may invest in a variety of instruments such as government obligations, corporate bonds and notes, including bonds and notes convertible into equity securities, mortgage-backed securities, asset-backed securities, floating or variable rate obligations, municipal obligations, zero coupon debt securities and bank loans. The Fund may also invest significantly in non-investment grade bonds (high yield bonds or distressed securities), non-investment grade bank loans, and non-dollar denominated bonds. The Fund’s non-dollar denominated bonds may be on a currency hedged or unhedged basis. The average portfolio duration of the fixed income portion of the Fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, contracts for difference, swap agreements, including interest rate and credit default swap agreements, forward contracts and foreign currency transactions, including forwards on currency, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund expects to utilize contracts for difference, swap agreements and other derivatives to maintain all or a significant portion of its long and short positions in emerging market securities. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may invest in commodity-linked derivatives. The Fund may gain exposure to commodity-linked derivatives by investing in BlackRock Cayman Emerging Market Allocation Fund, Ltd., a wholly-owned subsidiary of the Fund formed in the Cayman Islands, which will invest primarily in commodity-related instruments.

As part of its normal operations, the Fund may hold cash or high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal. Money market securities are short term securities consisting primarily of short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset backed commercial paper, corporate notes and repurchase agreements.

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[1]	Prior to July 18, 2016, the name of BlackRock Total Emerging Markets Fund is BlackRock Emerging Market Allocation Portfolio.

Shareholders should retain this Supplement for future reference.

PRO-TA-0616SUP